UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 22, 2014

Integrity Applications, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-54785 (Commission File Number)	98-0668934 (IRS Employer Identification No.)

102 Ha’Avoda Street, P.O. Box 432, Ashkelon, Israel (Address of principal executive offices)	L3 7810301 (Zip Code)

Registrant’s telephone number, including area code:  972 (8) 675-7878

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 22, 2014, Israel B. Ehrlich resigned as a director of Integrity Applications, Inc., a Delaware corporation (the “Company”).  Mr. Ehrlich resigned due to a requirement of his new employer that he not continue to serve on the board of directors of any publicly traded entity and is not a result of any disagreement with the Company regarding its operations, policies or practices.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 27, 2014

INTEGRITY APPLICATIONS, INC.

By:	/s/ Avner Gal
Name: Avner Gal
Title: Chief Executive Officer